UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020

NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Blvd
Culver City, California 90232
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2020 annual meeting of stockholders on May 21, 2020 (the “Annual Meeting”). Of the 110,619,678 shares of our common stock outstanding as of the record date of April 13, 2020, 86,295,861 shares of common stock were represented at the Annual Meeting, either in person or by proxy, constituting approximately 78.01% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2021 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick Soon-Shiong, M.D.	75,855,426	1,037,717	9,402,718
Michael S. Sitrick	74,473,522	2,419,621	9,402,718
Kirk K. Calhoun	74,474,154	2,418,989	9,402,718
Michael Blaszyk	74,474,092	2,419,051	9,402,718
Deanna Wise	76,841,025	52,118	9,402,718

2.
Approval of Amendment to Company’s 2016 Equity Incentive Plan. The amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of common stock reserved thereunder by 12,000,000 shares and remove an administrative provision related to the grant of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, that is no longer applicable as a result of recent tax reform legislation was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,346,881	4,516,376	29,886	9,402,718

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,178,711	57,164	59,986	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	May 22, 2020	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer